Exhibit 32.1

Section 906 Certification

Certification of Chief Executive Officer and Principal Financial Officer Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, updated pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2020

/s/ JAMES F. RISOLEO0
James F. Risoleo
Chief Executive Officer

/s/ BRIAN G. MACNAMARA
Brian G. Macnamara
Senior Vice President, Principal Financial Officer, Corporate Controller